EXHIBIT 10.16


[*] --Certain information omitted and filed separately with the Commission pursuant to a confidential treatment request under Commission Rule 24b-2.

                               FOURTH AMENDMENT
                            TO PURCHASE AGREEMENT

FOURTH AMENDMENT (this "Amendment"), dated and effective as of the 16th day of December, 1998 (the "Effective Date"), to the PURCHASE AGREEMENT dated September 6, 1996 , as amended by the FIRST AMENDMENT dated April 22, 1997, as further amended by the SECOND AMENDMENT dated December 9, 1997, and as further amended by the THIRD AMENDMENT dated September 8, 1998 (as thus amended, the "Purchase Agreement" or "Agreement"), between CREE RESEARCH, INC. ("Seller"), a corporation organized under the laws of the State of North Carolina, the United States of America, and SIEMENS AKTIENGESELLSCHAFT ("Purchaser"), a corporation organized under the laws of the Federal Republic of Germany. As used in this Amendment, capitalized terms not defined herein which are defined in the Purchase Agreement shall have the meaning defined in the Purchase Agreement.

In consideration of the mutual provisions below the parties hereby agree as follows:

1. In Second Amended Schedule 1 annexed to the Third Amendment to this Agreement, the first sentence of Paragraph A(1) is amended to increase the number of GaN LEDs to be purchased during the year ending June 27, 1999 from ************ die to *********** die. In addition, the following is added at the end of such Paragraph A(1): "Purchaser will also purchase from Seller, during the period commencing June 28, 1999 and ending September 26, 1999, an additional *********** GaN LED die."

2.   In Second  Amended  Schedule  1  annexed  to the  Third  Amendment  to this
     Agreement, the shipment schedule for GaN LED die in Paragraph B(1) is revised as follows (with no change being made to the shipment schedule given in such paragraph for other Products):


      -------------------------------------------------------------------------
                                   Quarterly (13-Week) Period Ending
                         ------------------------------------------------------
           Product*       9/27/98   12/27/98   3/29/99    6/27/99    9/26/99
      =========================================================================
      GaN LED die (in K)  ****** **  ******     ******     ******     ******
      -------------------------------------------------------------------------
      *  As described in Third Amended Schedule 3.
      **  ******  was included in June 1998 shipments.

3. In Second Amended Schedule 2 annexed to the Third Amendment to this Agreement, the price schedule for GaN LEDs in the Paragraph (A)(1) is revised as follows:

                   -------------------------------------------
                    Incremental Quantities   Unit Price (US$)
                   -------------------------------------------
                           0 to ******           $******
                   -------------------------------------------
                      ****** to ******           $******
                   -------------------------------------------
                      ****** to ******           $******
                   -------------------------------------------
                      ****** to ******           $******
                   -------------------------------------------
                      ****** to ******           $******
                   -------------------------------------------
                     Greater than ******         $******
                   -------------------------------------------

4. The Purchase Agreement as previously amended shall govern the prices and other terms applicable to Products shipped prior to the Effective Date of this Amendment; such prices are final and no adjustment is made by this Amendment. Except as amended hereby, the terms and conditions of the Purchase Agreement shall continue in effect.

IN WITNESS WHEREOF, the parties, through their respective duly authorized officers, have executed this Amendment to be effective as of the Effective Date set out in the preamble hereto.

CREE RESEARCH, INC.                       SIEMENS AKTIENGESELLSCHAFT



By         /s/  F. Neal Hunter            By       /s/ R. Mueller
     -------------------------------           ---------------------------------
     F. Neal Hunter, President                 R. Mueller, President, Opto
                                               Semiconductors

Date                                      Date
     -------------------------------           ---------------------------------

                                          By      /s/ C. Hagan
                                               ---------------------------------
                                               C. Hagen, Vice President-
                                               Finance & Admin.

                                          Date         16.12.98
                                               ---------------------------------